Prudential Investment Portfolios 3
PGIM Jennison Focused Growth Fund
Supplement dated [October 11, 2018] to the Fund’s Statement of Additional Information (SAI)

Effective October 11, 2018, The section entitled “The Funds’ Portfolio Managers: Personal Investments and Financial Interests” table is hereby deleted and the following new table is substituted.

Personal Investments and Financial Interests of the Portfolio Managers
Fund	Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies (1)
Focused Growth Fund	Jennison Associates LLC	Rebecca Irwin	$500,001-$1,000,000
		Natasha Kuhlkin, CFA	$500,001-$1,000,000
		Kathleen McCarragher	$100,001-$500,000
		Spiros “Sig” Segalas	$500,001-$1,000,000
(1) Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund.

Focused Growth Fund:
“Other Investment Accounts” in similar strategies may include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. The dollar ranges for each Portfolio Manager’s investment in the Fund, including certain notional investments in the Fund through a deferred compensation plan for Jennison employees, are as follows: Rebecca Irwin: $500,0001-$1,000,000; Natasha Kuhlkin:$500,001-$1,000,000; Kathleen McCarragher: $100,001-$500,000; Spiros “Sig” Segalas: $500,001-$1,000,000.

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